                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 13, 2004
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                             THE QUIGLEY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

     Nevada                            0-21617                  23-2577138
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(State or Other Jurisdiction          (Commission            (IRS Employer
        of Incorporation)             File Number)           Identification No.)

 Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA  18901
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             (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (215) 345-0919
                                                           --------------
                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06    MATERIAL IMPAIRMENTS.

     On September 13, 2004, The Quigley Corporation (the "Company") notified its customers  of its decision to  discontinue  the  Cold-EEZE(R)  Cold Remedy Nasal
Spray  product  within our line of cold remedy  products.  The decision was made because  the product has not  developed  into a viable  entry in the nasal spray cold remedy category.  Since its launch  approximately one year ago, the product has not met either the Company's sales  expectations or its return on investment projections.  Based on the Company's preliminary estimates,  the discontinuation of the nasal spray product will result in an approximately $422,000 write-off of inventory  and an  approximately  $974,000  charge to net sales  resulting  from anticipated  customer  returns of the product.  As a result of all charges,  the
Company's  results  for  the  third  quarter  will  be  adversely   impacted  by
approximately  $1,361,000.  At this time,  the Company does not  anticipate  any additional future charges.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             THE QUIGLEY CORPORATION
                                                    (Registrant)

Date: October 13, 2004
                                             By: /s/ George J. Longo
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                                                Name:   George J. Longo
                                                Title:  Vice President and Chief
                                                        Financial Officer